                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 15, 1997
                                                 -------------------------------

                                HEARTPORT, INC.
              (Exact name of registrant as specified in charter)

       Delaware                      0-28266                 94-3222307
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)


200 Chesapeake Drive, Redwood City, California                      94063
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(Address of principal executive offices)                           (Zip Code)

Company's telephone number, including area code:  (415) 306-7900
                                                --------------------------------

                                  Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On April 18, 1997, Heartport, Inc. ("Heartport") announced the closing of its previously announced offering of convertible subordinated notes to qualified institutional investors in the United States. The Company sold $75 million of convertible subordinated notes (excluding the option to purchase up to an additional $11.25 million principal amount of notes to cover over-allotments, if any). The notes have a term of seven years with an interest rate of 7 1/4 percent per year and will be convertible into Heartport Common Stock at a price of $28.958 per share. No other terms were disclosed.

         Heartport stated that it expects to use the net proceeds of the offering for funding of capital expenditures related to the expansion of its manufacturing capacity and facilities, sales and marketing activities, research and development, clinical trials, working capital and general corporate purposes.

         The securities offered were not registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration requirements.

ITEM 7.  EXHIBITS

(c)  EXHIBITS:

         Exhibit
         Number
         -------

         1.2 Placement Agreement dated April 15, 1997 by and between Heartport, Inc., Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and Cowen & Company.
         4.5 Indenture dated April 15, 1997 by and between Heartport, Inc. and The Bank of New York.
         4.6 Registration Rights Agreement dated April 15, 1997 by and between Heartport, Inc., Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and Cowen & Company.
         4.7      Form of Amendment No. 1 to Rights Agreement.
         99.1 April 15, 1997 Press Release: "Heartport, Inc. Announces Offering of Convertible Subordinated Notes."
         99.2 April 18, 1997 Press Release: "Heartport Raises $75 Million through Offering of Convertible Subordinated Notes."


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     None of the securities in the above referenced transaction were sold in reliance upon Regulation S of the Securities Act of 1933, as amended.


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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTPORT, INC.
                                       -----------------------------------------
                                       (Registrant)

Date: April 30, 1997                   By:  /s/ David B. Singer
                                           -------------------------------------
                                       Name:  David B. Singer
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

    Exhibit
    Number
    -------

    1.2 Placement Agreement dated April 15, 1997 by and between Heartport, Inc., Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and Cowen & Company.
    4.5 Indenture dated April 15, 1997 by and between Heartport, Inc. and The Bank of New York.
    4.6 Registration Rights Agreement dated April 15, 1997 by and between Heartport, Inc., Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and Cowen & Company.
    4.7      Form of Amendment No. 1 to Rights Agreement.
    99.1 April 15, 1997 Press Release: "Heartport, Inc. Announces Offering of Convertible Subordinated Notes."
    99.2 April 18, 1997 Press Release: "Heartport Raises $75 Million through Offering of Convertible Subordinated Notes."



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